Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

The following table summarizes our contractual obligations and their maturity dates as of December 31, 2012:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 year	2- year	3- year	4- year	5- year	More than 5 years
	(U.S. dollars in thousands)

Debt	$89,169	$89,169	$—	$—	$—	$—	$—

Interest on variable-rate debt	1,501	1,501	—	—	—	—	—

Services fees to the Manager	9,403	1,635	1,635	1,635	1,635	1,635	1,228

Management fees to the Manager	9,696	1,822	683	683	683	683	5,142

Total obligations	$109,769	$94,127	$2,318	$2,318	$2,318	$2,318	$6,370

The above table does not include our share of the monthly rental expenses for our offices of approximately 8.7 Euro (in thousands).

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

 The M/V Free Jupiter was on time charter with Korea Line Corp, or KLC, a South Korean company, from June 8, 2007 until she was re-delivered to us on February 22, 2011. KLC made several unilateral deductions from hire payments during the three-year course of the time charter, and no hire was received from KLC from February 8, 2011 until the actual redelivery of the vessel on February 22, 2011. The Company commenced arbitration proceedings against KLC, and has taken action to obtain security, including the arrest of KLC assets. As a result, the Company obtained third-party security in the amount of $1.68 million (which includes provision for interest and legal costs) in the form of a letter of undertaking from KLC’s P&I club covering KLC’s unilateral deductions from the hire. The Company also obtained cash security held in escrow in the amount of $182 from the execution of a lien on sub-hires. KLC has counterclaimed by way of set-off, alleging that KLC is entitled to retain the amount of hire that was deducted because of the Company’s alleged breach of charterparty. The Company denies these allegations and continues to assert its claim to recover the full amount deducted by KLC. On January 25, 2011, KLC announced that it had filed a petition for the rehabilitation proceeding for court receivership in the Seoul Central District Court, and the court approved and confirmed a rehabilitation plan. Upon the issuance of the final award of the arbitration tribunal, and for any amount in excess of the third-party security and cash security, the Company may participate in the approved rehabilitation plan. On January 17, 2012, the Company obtained an interim award under which it was awarded the part of the claim that KLC had admitted was undisputed, $832, plus interest, legal costs, and the cost of the tribunal. Following the interim award, the Company received approximately $335. The majority of the balance of $511 that has been awarded is unsecured. The Company is considering its options if KLC does not pay the balance, including the possibility of pursuing this in the Korean rehabilitation proceedings, where the hearing of the Company’s claim has been stayed pending the outcome of the London arbitration. The Company believes that, if the Korean claim succeeds, the Company should make a recovery in accordance with the rehabilitation plan, which has been approved by the Korean court. The Company intends to seek a further award (if this matter does not settle) for the disputed balance, which is adequately secured. Despite above actions, the Company wrote-off the remaining outstanding balance $1,173 of the KLC time charter, which is included in "Provision and write-offs of insurance claims and bad debts" in the accompanying consolidated statements of operations for the year ended December 31, 2012.

On December 4, 2012, the M/V Free Jupiter enrooted from West Africa to Brazil in order to load her next cargo, she has suffered a malfunction on her main engine that prevented her on completing the transit on her own power. The Owners engaged in a Lloyds open form agreement with a Brazilian tug company and the vessel was towed to Brazil for repairs, which are claimable from hull and machinery underwriters.

In addition to the above claims, the aggregate outstanding balance of the Company’s other claims as of December 31, 2012 stands at $276 related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.

On October 11, 2012, we announced that all 21 crew members of the M/V Free Goddess are reported safe and well after the vessel’s release by her hijackers. The M/V Free Goddess had been hijacked by Somali pirates on February 7, 2012 while transiting the Indian Ocean eastbound. The vessel was on a time charter trip at the time she was hijacked. Under the charterparty agreement, the BIMCO Piracy clause was applied, which provided among other things, for the charterers to have the vessel covered with kidnap and ransom insurance and loss of hire insurance. The vessel was also covered by the war risk underwriters, who confirmed cover. We commenced arbitration proceedings with the charterer due to the charterer not fulfilling its obligations under the charterparty agreement. The proceedings were concluded and the award was in our favor. Thereafter, we reached a settlement with the charterer pursuant to which the charterer agreed to pay $800.

On November 5, 2012, the M/V Free Maverick was arrested in Morocco in relation to claims against the M/V Free Maverick and “sister ships”. Since then, the M/V Free Maverick is idle pending resolution in connection with creditors. The owners’ legal counsels were involved and instructed to dispute the arrest orders that had been issued based on invoices for other vessels under the Manager’s management on the basis that were owned by different entities. The appeal was heard in December 2012. The ruling issued in February 2013 was against us and the arrest orders were deemed to be standing. The Company has reached an agreement with the largest creditor and the arrest was subsequently lifted for this specific amount. The Company is also in discussions with the remaining creditors to settle the outstanding balance.